Exhibit 10.6

NOTE EXTENSION AGREEMENT

This Note Extension Agreement is dated August ___, 2002 (this “Agreement”) and is between METROPOLITAN HEALTH NETWORKS, INC. a Florida corporation with an address at 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401 (“Maker”) and PINNACLE INVESTMENT PARTNERS, L.P., a New York limited partnership with an address at 40 Wall Street, 33rd Floor, New York, New York 10005 (“Payee”). Maker and Payee are sometimes referred to herein as the “Parties”.

W I T N E S S E T H

WHEREAS, the Maker has heretofore issued to Payee a Secured Promissory Note, dated February 21, 2002 (the “Note”), as amended on May 14, 2002, which currently provides for an extended maturity date of October 21, 2002 (the “Maturity Date”); and

WHEREAS, the Parties wish to further extend the Maturity Date as hereinafter provided.

NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.        Extension of Maturity Date.

(a)     Notwithstanding anything contrary contained in the Note, Payee hereby agrees to extend the Maturity Date until February 21, 2003 (the “Extended Maturity Date”) on which date a payment of $580,000 shall be due and payable in respect of the principal and interest due on the Note.

(b)     Maker shall pay on the Maturity Date: (i) 160,000 shares of common stock in lieu of the $50,000 fee to Delta Asset Management as a commission for the Loan Extension; (ii) $25,000 to Payee as an extension fee; and (iii) 165,000 shares of common stock to Delta Asset Management as an advisor fee.

2.        Delivery of Shares into Escrow.  In consideration of the foregoing, Maker shall place in escrow with Payee 1,200,000 shares as collateral for its obligations hereunder and under the Note.

3.        Covenant to Register.

3.1

For purposes of this Section, the following definitions shall apply:

(a)

The terms "register," "registered," and "registration" refer to a registration under the 1933 Act, effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

(b)

The term "Registrable Securities" means the Additional Shares, and if issued or issuable, the Second Extension Shares, the Penalty Shares (as defined below) and the Second Penalty Shares (as defined below), and any securities of the Maker or securities of any successor corporation issued as or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Additional Shares, the Second Extension Shares, the Penalty Shares and/or the Second Penalty Shares.

(c)

The term "holder of Registrable Securities" means the Buyer and any permitted assignee of registration rights pursuant to Section 3.7.

3.2

   (a)

The Maker shall use its best efforts to prepare and file a registration statement on Form SB-2 or any other applicable form with the Securities and Exchange Commission (“SEC”) with respect to the Registrable Securities and cause such registration statement to become effective no later than January 15, 2003.  In the event that the Maker does not cause the registration statement to become effective by February 21, 2003, the Note shall continue to bear interest of the principal amount of the Note at 2% per month and Payee shall pay Maker a penalty for non-registration of the principal amount of the Note at 2% per month in common stock for every 30 days after February 21, 2003 the registration statement is not yet effective.

(b)     The Maker may suspend the effectiveness of any registration effected pursuant to this Subsection (b) in the event and for such period of time as such a suspension is required by the rules and regulations of the SEC.  The Maker will use its best efforts to cause such suspension to terminate at the earliest possible date.

3.1

Whenever required under this Section 5 to effect the registration of any Registrable Securities, the Maker shall, as expeditiously as reasonably possible:

(a)

Prepare and file with the SEC a registration statement or amendment thereto with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 3.2 hereof, and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement; provided, however, that in no event shall the Maker be required to keep the Registration statement effective for a period greater than two (2) years from the Closing Date;

(b)

Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration statement and any amendments or supplements;

(c)

Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, including a preliminary prospectus, conforming with the requirements of the 1933 Act, copies of the registration statement any amendment or supplement to any thereof and any documents incorporated by reference therein, and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities;

(d)

Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities;

(e)

Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

3.2

Upon request of the Maker, each holder of Registrable Securities will furnish to the Maker in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Maker held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities.

3.3

(a)    To the fullest extent permitted by law, the Maker shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Maker shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in the registration statement.

(b)    In the event of any registration under the 1933 Act of Registrable Securities, each holder of such Registrable Securities hereby severally agrees to indemnity, defend and hold harmless the Maker, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by such holder specifically for use in the preparation thereof, and such Liability may in no event exceed the value of the Registrable Securities so registered.

(c)     Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify such party shall not relieve such party from any Liability which it may have to the indemnified party other than under this Section and shall only relieve it from any Liability which it may have to the indemnified party under this Section if and to the extent an indemnifying party is materially prejudiced by such omission.  In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both parties and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to them which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

3.1

(a)    With respect to the inclusion of Registrable Securities in a registration statement, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Maker; provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

(b)

The fees, costs and expenses of registration to be borne by the Maker as provided in this Subsection 3.6 shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Maker, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified.  Subject to appropriate agreements as to confidentiality, the Maker shall make available to the holders of Registrable Securities and their counsel its documents and personnel for due diligence purposes, provided that the fees and disbursements of counsel and accountants for the selling security holders shall be borne by the respective selling security holders.

3.2

The rights to cause the Maker to register all or any portion of Registrable Securities pursuant to this Section 3 may be assigned by Buyer to a proper transferee or assignee as described herein.  Within a reasonable time after such transfer, the Buyer shall notify the Maker of the name and address of such transferee or assignee, and the securities with respect to which such registration rights are being assigned.  Such assignment shall be effective only if, (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Maker within a reasonable time after such transfer or assignment (subject to the purchase price of the shares being kept confidential by the Buyer and such transferee or assignee, (ii) the Maker is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, (B) the Registrable Securities with respect to which such registration rights are being assigned, (iii) following such transfer or assignment, the further disposition of the Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time that the Maker receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Maker to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the purchase agreement covering the transaction and (vi) such transferee shall be an “accredited investor”, as that term is defined in Rule 501 of Regulation D, promulgated under the 1933 Act.

4.        Continuation of Note.  The Note, as amended and extended by this Agreement, contains the entire agreement between the parties regarding its extension and there are no agreements, warranties or representations relating thereto which are not set forth therein or herein.  This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the Parties.

5.        Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the local laws of the State of New York applicable to agreements made and to be performed entirely within the State, without regard to conflict of laws principles.

6.        Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREFORE, the parties hereto have duly executed and acknowledged this Agreement on the date set forth above.

METROPOLITAN HEALTH NETWORKS, INC.

By:  ________________________________

       Fred Sternberg, President and CEO

PINNACLE INVESTMENT PARTNERS, L.P.

PIP Management, Inc., its General Partner

By:  _____________________________

Christopher R. Janish, President

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